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                                                                   Exhibit 10.30


On letter head of the City of Silverton, Oregon

                                November 16, 1994

Joel Billings, Regional Manager
Falcon Cable TV
P. O. Box 86
Dallas, OR  97338

Subject:   Falcon Cable Franchise Renewal

Dear Joel:

This letter confirms our City Council's action on Monday, November 7, 1994 of renewing Falcon's franchise contract for an additional five years.

For your information, I have enclosed a draft copy of the November 7, 1994 minutes.

Please call me if you have any questions.

                                            Sincerely,



                                            Michael J. Scott
                                            City Manager

MJS/tl

enc.

c:  Silverton City Council
    file